EXHIBIT 10.4
ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR WINDSOR ON THE RIVER, LLC, a Delaware limited liability company (“Assignee”), all of Assignor's rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated October 21, 2011 (as may be amended, the “Purchase Agreement”), between Windsor on the River, LLC (“Seller”) and Assignor for the purchase and sale of that certain real property located in Cedar Rapids, Iowa, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment , and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEARS ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this December 1, 2011.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:    /s/ Ana Marie del Rio

Name:    Ana Marie del Rio

Title:    Vice President

ASSIGNEE:

SIR WINDSOR ON THE RIVER, LLC
an Delaware limited liability company

By:     Steadfast Income Advisor, LLC,
a Delaware limited liability
company, its Manager

By:    /s/ Rodney F. Emery

Name:    Rodney F. Emery

Title:    CEO and President

Exhibit A

DESCRIPTION OF THE LAND

That certain real property described as:

Real property in the City of Cedar Rapids, County of Linn, State of Iowa, described as follows:
Lot 1 of Windsor-on-the-River First Addition to Cedar Rapids, Iowa, and Lot 2 and Lot 3 of Windsor-on-the-River Second Addition to Cedar Rapids, Iowa, and Lot 4 of Windsor-on-the-River Third Addition to Cedar Rapids, Iowa, and Lot 5 of Windsor-on-the-River Fourth Addition to Cedar Rapids, Iowa; all in Linn County, Iowa